UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 7.01 of this Current Report, on June 20, 2023, MiMedx Group, Inc. (the “Company”), issued a press release (the “Press Release”) announcing a strategic realignment of its business, including among other items, focusing on its Wound & Surgical business to drive profitability and cash flows, suspending all current activities associated with its knee osteoarthritis clinical program, and disbanding its Regenerative Medicine business unit (the “Realignment”). Dr. Robert Stein’s position as President of the Company’s Regenerative Medicine business unit was eliminated as part of the realignment, and he will be departing from the Company.

Item 7.01	Regulation FD Disclosure.
On June 20, 2023, the Company issued the Press Release announcing the Realignment and also providing updates on its outlook for financial results in 2023. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On June 20, 2023, at 5:30 p.m. Eastern Daylight Time, the Company intends to host a conference call and webcast (the “Investor Call”) to discuss the strategic realignment and updates on its outlook. A copy of the slide presentation to be used by the Company in connection with the Investor Call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The foregoing information is furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references this Form 8-K. All information in the Press Release and the slide presentation speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 20, 2023
99.2	Investor Call Presentation, dated June 20, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: June 20, 2023	By:	/s/ William “Butch” Hulse
William “Butch” Hulse, General Counsel & Chief Administrative Officer